Capital Cash Management Trust

                       380 Madison Avenue
                           Suite 2300
                       New York, NY 10017
                          212-697-6666

               Statement of Additional Information

                        October 31, 1996
                 Supplemented November 12, 1996

     This Statement of Additional Information (the "Additional Statement") is not a Prospectus. The Additional Statement should be read in conjunction with the Prospectus (the "Prospectus") dated October 31, 1996, of Capital Cash Management Trust (the "Trust"), which may be obtained from the Trust's Shareholder Servicing Agent, Administrative Data Management Corp., by writing to 581 Main Street, Woodbridge, NJ 07095-1198, or by calling the following numbers:

             800-952-6666 toll free or 908-855-5731

or from Aquila Distributors, Inc., the Trust's Distributor, by writing to 380 Madison Avenue, Suite 2300, New York, New York
10017; or by calling:
                          212-697-6666

     The Annual Report of the Trust for the fiscal year ended
June 30, 1996, will be delivered with the Additional Statement.

                        Table of Contents

Investment of the Trust's Assets . . . . . . . . . . . . . . . .2
Performance Information. . . . . . . . . . . . . . . . . . . . .4
Investment Restrictions. . . . . . . . . . . . . . . . . . . . .5
Loans of Portfolio Securities. . . . . . . . . . . . . . . . . .6
Distribution Plan. . . . . . . . . . . . . . . . . . . . . . . .6
Limitation of Redemptions in Kind. . . . . . . . . . . . . . . .9
Trustees and Officers. . . . . . . . . . . . . . . . . . . . . 10
Additional Information as to Management Arrangements . . . . . 15
Amortized Cost Valuation . . . . . . . . . . . . . . . . . . . 18
Computation of Daily Dividends . . . . . . . . . . . . . . . . 19
Automatic Withdrawal Plan. . . . . . . . . . . . . . . . . . . 20
General Information. . . . . . . . . . . . . . . . . . . . . . 20
Appendix A . . . . . . . . . . . . . . . . . . . . . . . . . . 22

                INVESTMENT OF THE TRUST'S ASSETS

     The Prospectus contains information as to the purchase and redemption of the Trust's shares. The investment objective and policies of the Trust are also described in the Prospectus, which refers to the investments and investment methods described below.

 Information on Variable Amount Master Demand Notes

     The Trust may buy variable amount master demand notes. The nature and terms of these obligations are as follows. They permit the investment of fluctuating amounts by the Trust at varying rates of interest pursuant to direct arrangements between the Trust, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Trust has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because these notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus repayable by the borrower) at principal amount, plus accrued interest, at any time. The Trust has no limitations on the amount of its assets invested in such notes. There is no limitation on the type of issuer from which these notes will be purchased; however, all such notes must be First Tier Securities and in connection with such purchases and on an ongoing basis, STCM Management Company, Inc. (the "Adviser") must determine that they present minimal credit risks. In addition, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. Master demand notes, as such, are not typically rated by credit rating agencies, and if not so rated the Trust may, under its minimum rating standards, invest in them only if at the time of an investment they are determined to be comparable in quality to rated issues in which the Trust can invest.

Information On Insured Bank Obligations

     The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of Federally insured banks and, effective August 9, 1989, savings institutions (collectively, herein, "banks") up to $100,000. On that date, the FDIC assumed the insurance functions of the Federal Savings and Loan Insurance Corporation, which was abolished. The Trust may purchase bank obligations which are fully insured as to principal by the FDIC. To remain fully insured as to principal, these investments must currently be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000 then the excess accrued interest will not be insured. Insured bank obligations may have limited marketability; unless the Board of Trustees determines that a readily available market exists for such obligations, the Trust will invest in them only within the 10% limit mentioned in the Prospectus unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Information about Certain Other Obligations

     The Trust may purchase obligations other than those listed in categories 1 through 5 under "Investment of the Trust's Assets," in the Prospectus, but only if such other obligations are guaranteed as to principal and interest by either a bank in whose obligations the Trust may invest or a corporation in whose commercial paper the Trust may invest. If any such guarantee is unconditional and is itself a First Tier Security, the obligation may be purchased based on the guarantee; if any such guarantee is not unconditional, purchase of the obligation can only be made if the underlying obligation is a First Tier Security and meets all other applicable requirements of the Rule 2a-7 (the "Rule") of the Securities and Exchange Commission. See "Effect of the Rule on Portfolio Management" in the Prospectus. As of the date of this Additional Statement, the Trust does not own any such obligations and has no present intention of purchasing any. Such obligations can be any obligation of any kind so guaranteed, including, for example, obligations created by "securitizing" various kinds of assets such as credit card receivables or mortgages. If the Trust invests in these assets, they will be identified in the Trust's Prospectus and described in the Additional Statement.

Turnover

     In general, the Trust will purchase securities with the expectation of holding them to maturity. However, the Trust may to some degree engage in short-term trading to attempt to take advantage of short-term market variations. The Trust may also sell securities prior to maturity to meet redemptions or as a result of a revised management evaluation of the issuer. The Trust will have a high portfolio turnover due to the short maturities of the securities held, but this should not affect net asset value or income, as brokerage commissions are not usually paid on the securities in which the Trust invests. (In the usual calculation of portfolio turnover, securities of the type in which the Trust invests are excluded; consequently, the high turnover which the Trust will have is not comparable to the turnover of non-Money Market investment companies.)

When-Issued and Delayed Delivery Securities

     The Trust may purchase securities on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. At the time the Trust makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities each day in determining its net asset value. The Trust will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. The Trust will maintain with the Custodian and mark to market every business day a separate account with portfolio securities in an amount at least equal to such commitments. On delivery dates for such transactions, the Trust will meet its obligations from maturities or sales of the securities held in the separate account and/or from cash flow. If the Trust chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

Diversification and Certain Industry Requirements

     The Trust has a rule, set forth in the Prospectus, under which it cannot buy the securities of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry. In applying this rule to commercial paper issued by finance subsidiaries or affiliates of operating companies, if the business of the issuer consists primarily of financing the activities of the related operating company, the Trust considers the industry of the issuer to be that of the related operating company.


                     PERFORMANCE INFORMATION

     From time to time, the Trust may advertise its "current yield" and its "effective yield" (also referred to as "effective compound yield"). Both yield figures are based on historical earnings and are not intended to indicate future performance. The current yield of a Trust refers to the net income generated by an investment in that Trust over a stated seven-day period. This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Trust may also advertise or quote its effective yield, which is calculated similarly, but, when annualized, the income earned by an investment in the Trust is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

     In addition, the Trust may also compare its performance to other income-producing securities such as (i) money market funds;
(ii) various bank products, including both those that are insured (e.g., deposit obligations) and those that are not (e.g., investment instruments offered by affiliates of banks); and (iii) U.S. Treasury Bills or Notes. There are differences between these income-producing alternatives and the Trust other than their yields, some of which are summarized below.

     The yield of the Trust is not fixed and will fluctuate. In addition, your investment is not insured and its yield is not guaranteed. There can be no assurance that the Trust will be able to maintain a stable net asset value of $1.00 per share. Although the yields of bank money market deposit accounts and NOW accounts will fluctuate, principal will not fluctuate and is insured by the Federal Deposit Insurance Corporation up to $100,000. Bank passbook savings accounts normally offer a fixed rate of interest, and their principal and interest are also guaranteed and insured. Bank certificates of deposit offer fixed or variable rates for a set term. Principal and fixed rates are guaranteed and insured. There is no fluctuation in principal value. Withdrawal of these deposits prior to maturity will normally be subject to a penalty. Investment instruments, such as Repurchase Agreements and Commercial Paper, offered by affiliates of banks are not insured by the Federal Deposit Insurance Corporation. In comparing the yields of one money market fund to another, consideration should be given to each fund's investment policy, portfolio quality, portfolio maturity, type of instruments held and operating expenses.

                     INVESTMENT RESTRICTIONS

     The Trust has a number of policies concerning what it can and cannot do. Those policies, which are called "fundamental policies," may not be changed unless the holders of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act") of the Trust's outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Trust means the vote of the holders of the lesser of (a) 67% or more of the Trust's shares present at a meeting or represented by proxy if the holders of more than 50% of its shares are so present or represented, or (b) more than 50% of its outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below.

1. The Trust invests only in certain limited securities.

     Since the Trust cannot buy any securities other than those listed under "Investment of the Trust's Assets" in the Prospectus, the Trust cannot buy any voting securities, any commodities or commodity contracts, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof.

     The Trust cannot purchase or hold the securities of any issuer if, to its knowledge, Trustees, directors or officers of the Trust or its Adviser individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities.

     The Trust cannot buy or sell real estate; however it may purchase marketable securities issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

2. Almost all of the Trust's assets must be in established companies.

     Only 5% of the Trust's total assets may be in issuers less than three years old, that is, which have not been in continuous operation for at least three years. This includes the operations of predecessor companies.

3. The Trust does not buy for control.

     The Trust cannot invest for the purpose of exercising control or management of other companies.

4. The Trust does not sell securities it doesn't own or borrow from brokers to buy securities.

     Thus, it cannot sell short or buy on margin.

5. The Trust is not an underwriter.

     The Trust cannot invest in securities for which there are legal or contractual restrictions on resale or underwrite securities of other issuers except insofar as it may technically be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

                  LOANS OF PORTFOLIO SECURITIES

     The Trust may, to increase its income, lend its securities on a short- or long-term basis to broker-dealers, banks or certain other financial institutions (see below) if (i) the loan is collateralized in accordance with applicable regulatory requirements (the "Guidelines") and if (ii) after any loan, the value of the securities loaned does not exceed 10% of the value of its total assets. As of the date of this Additional Statement, the Trust does not foresee lending securities if after any loan the value of loaned securities exceeds 5% of the value of its total assets. The financial institutions other than broker-dealers or banks to which the Trust can lend its securities are limited to "accredited investors," as that term is defined in Section 2(15) of the Securities Act of 1933. (In general, such institutions are insurance companies, investment companies and certain employee benefit plans.) Under the present Guidelines (which are subject to change) the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government securities. To be acceptable as collateral, a letter of credit must obligate a bank to pay amounts demanded by the Trust if the demand meets the terms of the letter. Such terms and the issuing banks would have to be satisfactory to the Trust. Any loan might be secured by any one or more of the three types of collateral. In addition, any such investment must meet the applicable requirements of the Rule. See "Effect of the Rule on Portfolio Management" in the Prospectus.

     The Trust receives amounts equal to the interest or other distributions on loaned securities and also receives one or more of the negotiated loan fees, interest on securities used as collateral or interest on the securities purchased with such collateral, either of which types of interest may be shared with the borrower. The Trust may also pay reasonable finder's, custodian and administrative fees but only to persons not affiliated with the Trust. The terms of the Trust's loans will meet certain tests under the Internal Revenue Code and permit the Trust to terminate the loan and thus reacquire loaned securities on five days' notice.

                        DISTRIBUTION PLAN

     The Trust has a Distribution Plan under Rule 12b-1 (the "Rule") under the 1940 Act. The Rule provides in substance that an investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a plan adopted under the Rule.

     As used in the Plan, "Qualified Recipients" means (i) any principal underwriter or underwriters of the Trust other than a principal underwriter which is an affiliated person, or an affiliated person of an affiliated person, of Aquila Management Corporation (the "Administrator") and (ii) broker-dealers, membership organizations, associations of common interest or others selected by the Trust's administrator or sub-adviser with which it has entered into written agreements ("Related Agreements") contemplated by the Rule and which have rendered assistance (whether direct, administrative or both) in the distribution and/or retention of Trust shares, in the servicing of shareholder accounts or in consulting or otherwise cooperating as to its members or others in its area of interest. "Qualified Holdings" means, as to any Qualified Recipient, all Trust shares beneficially owned by such Qualified Recipient or by one or more of its customers (brokerage or other), other contacts, investment advisory clients, other clients, or its members, associates or other persons within its area of interest, if the Qualified Recipient was, in the sole judgment of the administrator or sub-adviser, instrumental in the purchase and/or retention of such Trust shares and/or in providing administrative, consulting or other assistance in relation thereto.

     The Plan permits the Administrator to make payments ("Permitted Payments") to Qualified Recipients. These Permitted Payments are made by the Administrator and are not reimbursed by the Trust to the Administrator. Permitted Payments may not exceed, for any fiscal year of the Trust (pro-rated for any fiscal year which is not a full fiscal year), 0.10 of 1% of the average annual net assets of the Trust. The Administrator shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) to determine the amount of Permitted Payments, if any, to each Qualified Recipient, provided that the total Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Administrator is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient;
(b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area; (c) the consulting or other assistance provided by the Qualified Recipient; and (d) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees may remove any person as a Qualified Recipient.

     The Plan recognizes that, in view of the Permitted Payments and bearing by the Administrator of certain distribution expenses, the profits, if any, of the Administrator are dependent primarily on the administration fees paid by the Trust to the Administrator and that its profits, if any, would be less, or losses, if any, would be increased due to such Permitted Payments and the bearing by it of such expenses. If and to the extent that any such administration fees paid by the Trust might, in view of the foregoing, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by the Trust, the payment of such fees is authorized by the Plan.

     The Plan also states that if and to the extent that any of the payments listed below are considered by anyone to be "primarily intended to result in the sale of" shares issued by the Trust within the meaning of the Rule, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Trust or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Trust's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the qualification of the Trust and/or its shares under the securities or "Blue-Sky" law of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Trust's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors. The Plan states that whenever the Administrator bears the costs, not borne by the Trust's Distributor, of printing and distributing all copies of the Trust's prospectuses, statements of additional information and reports to shareholders which are not sent to the Trust's shareholders, or the costs of supplemental sales literature and advertising, such payments are authorized.

     The Independent Trustees are those Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan states that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

     The Plan states that while it is in effect, the Trust's Administrator shall at least quarterly report to the Trust's Trustees in writing for their review on the following matters:
(i) all Permitted Payments made to Qualified Recipients, the identity of the Qualified Recipient of each Payment and the purpose for which the amounts were expended; (ii) all costs of each item specified in the second preceding paragraph (making estimates of such costs where necessary or desirable) during the preceding calendar or fiscal quarter; and (iii) all fees of the Trust to the Administrator paid or accrued during such quarter.

     The Plan went into effect upon approval by the shareholders of the Trust on February 28, 1992, and unless terminated as hereinafter provided, and continues from November 30 of each year and year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of the Trust's Board of Trustees and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Trust. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval, and all amendments must be approved by a vote of the Trustees of the Trust and of the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on the Plan.

     The Plan states that in the case of a Qualified Recipient which is a principal underwriter of the Trust, the Related Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. The Plan also states that in the case of Qualified Recipients which are not principal underwriters of the Trust, the Related Agreements with them shall be approved in accordance with, and contain the provisions required by, the Rule.

     Under the Rule, all Related Agreements must be in writing and must contain specified adoption and continuance requirements, including a requirement that they terminate automatically on their "assignment," as that term is defined in the 1940 Act. The other adoption and continuance requirements as to Related Agreements are the same as those described above as to the Plan itself except that: (i) no shareholder action is required for the approval of Related Agreements, and (ii) termination by Trustee or shareholder action as there described may be on not more than 60 days' written notice.

     The formula under which the payments described above may be made under the Plan by the Administrator was arrived at by considering a number of factors. One such factor is that such payments are designed to provide incentives for Qualified Recipients (i) in the case of Qualified Recipients which are principal underwriters, to act as such and (ii) in the case of all Qualified Recipients, to devote time, persons and effort to activities which, although not sales activities themselves, may be useful to the Distributor in its responsibilities as to the sale of the shares of the Trust. Another factor is that such payments by the Administrator to Qualified Recipients provide the only incentive for Qualified Recipients to do so since there is no sales charge on the sale of the Trust's shares.

                LIMITATION OF REDEMPTIONS IN KIND

     The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Trust during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Trust will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

                      TRUSTEES AND OFFICERS

     The Trustees and officers of the Trust, their affiliations, if any, with the Adviser and the Distributor, and their principal occupations during at least the past five years are set forth below. Messrs. Herrmann and Mason are "interested persons" of the Trust as that term is defined in the 1940 Act as officers of the Trust; in addition Mr. Herrmann is an officer, director and shareholder of the Adviser and of the Distributor. They are so designated by an asterisk. (See "General Information" for information about shareholdings of Trustees and Officers).

Lacy B. Herrmann*, President and Chairman of the Board of
Trustees, 380 Madison Avenue, New York, New York 10017

Founder, President and Chairman of the Board of Aquila Management Corporation since 1984, the sponsoring organization and Administrator and/or Adviser or Sub-Adviser to the following open-end investment companies, and Founder, Chairman of the Board of Trustees, and President of each: Pacific Capital Cash Assets Trust since 1984; Churchill Cash Reserves Trust since 1985; Pacific Capital U.S. Treasuries Cash Assets Trust since 1988; Pacific Capital Tax-Free Cash Assets Trust since 1988; each of which is a Money-Market Fund, and together with this Trust are called the Aquila Money-Market Funds; Hawaiian Tax-Free Trust since 1984; Tax-Free Trust of Arizona since 1986; Tax-Free Trust of Oregon since 1986; Tax-Free Fund of Colorado since 1987; Churchill Tax-Free Fund of Kentucky since 1987; Tax-Free Fund For Utah since 1992; and Narragansett Insured Tax-Free Income Fund since 1992; each of which is a tax-free municipal bond fund, and two equity funds, Aquila Rocky Mountain Equity Fund since 1993 and Aquila Cascadia Equity Fund, since 1996, which, are called the Aquila Bond and Equity Funds; Vice President, Director, Secretary and formerly Treasurer of Aquila Distributors, Inc. since 1981, distributor of the above funds; Chairman of the Board of Trustees and President of Prime Cash Fund (which is inactive), since 1982 and of Short Term Asset Reserves 1984-1996; President and a Director of STCM Management Company, Inc., sponsor and sub-adviser to CCMT; Chairman, President, and a Director since 1984, of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves, and Founder and Chairman of several other Money-Market Funds; Director or Trustee of OCC Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Value Fund, Inc., and Trustee of Quest For Value Accumulation Trust, The Saratoga Advantage Trust, and of the Rochester Group of Funds, each of which is an open-end investment company; Trustee of Brown University, 1990-1996 and currently Trustee Emeritus; actively involved for many years in leadership roles with university, school and charitable organizations.

Theodore T. Mason, Vice Chairman of the Board of Trustees, 26
Circle Drive, Hastings-on-Hudson, New York 10706

Managing Director of EastWind Power Partners, Ltd. since 1994; Director of Cogeneration Development of Willamette Industries, Inc., a forest products company, 1991-1993; Vice President of Corporate Development of Penntech Papers, Inc., 1978-1991; Vice President of Capital Projects for the same company, 1977-1978;Director of STCM Management Company, Inc.; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund (which is inactive) since 1982; Trustee of Short Term Asset Reserves, 1984-1986 and 1989-1996, of Hawaiian Tax-Free Trust and Pacific Capital Cash Assets Trust since 1984, of Churchill Cash Reserves Trust since 1985, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1988 and of Churchill Tax-Free Fund of Kentucky since 1992; Vice President and Trustee of Oxford Cash Management Fund, 1983-1989; Vice President of Trinity Liquid Assets Trust, 1983-1985; President and Director of Ted Mason Venture Associates, Inc., a venture capital consulting firm, 1972-1980; Advisor to the Commander, U.S. Maritime Defense Zone Atlantic, 1984-1988; National Vice President, Surface/Subsurface, Naval Reserve Association, 1985-1987; National Vice President, Budget and Finance, for the same Association, 1983-1985; Commanding Officer of four Naval Reserve Units, 1974-1985; Captain, USNR, 1978-1988.

Paul Y. Clinton, Trustee, 946 Morris Avenue, Bryn Mawr,
Pennsylvania 19010

Principal of Clinton Management Associates, a financial and venture capital consulting firm; formerly Director of External Affairs of Kravco Corporation, a national real estate owner and developer, 1984-1995; formerly President of Essex Management Corporation, a management and financial consulting company, 1979-1983; Trustee of Narragansett Insured Tax-Free Income Fund since 1996 and of Prime Cash Fund (which is inactive), since 1993; Trustee of Short Term Asset Reserves 1984-1996; general partner of Capital Growth Fund, a venture capital partnership, 1979-1982; President of Geneve Corp., a venture capital fund, 1970-1978; formerly Chairman of Woodland Capital Corp., a small business investment company; formerly Vice President, W.R. Grace & Co;Director or Trustee of OCC Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Value Fund, Inc., and Trustee of Quest For Value Accumulation Trust, and of the Rochester Group of Funds, each of which is an open-end investment company.

Robert L. Krakoff, Trustee, 257 Commonwealth Avenue, Boston,
Massachusetts 02116

Chairman and Chief Executive Officer of Advanstar Holdings, Inc., since 1996. Chairman and Chief Executive Officer of Cahners Publishing Company 1991-1996; President of Cahners Publishing Company 1989-1991; Executive Vice President of that company, 1985-1989; President of Cahners Exposition Group, a division of that company, 1979-1985; Vice President of that company, 1973-1985; Trustee of Narragansett Insured Tax-Free Income Fund since 1992; Director of Centennial Capital Special Fund, Inc. until 1979; Trustee of Trinity Liquid Assets Trust, 1982-1991; Director of Reed Elsevier International PLC (an international publishing firm) since 1990-1996; Director of Freedom Communications, Inc. since 1996.

Anne J. Mills, Trustee, 167 Glengarry Place, Castle Pines
Village, Castle Rock, Colorado 80104

Vice President for Business Affairs of Ottawa University since 1992; Director of Customer Fulfillment, U.S. Marketing and Services Group, IBM Corporation, 1990-1991; Director of Business Requirements of that Group, 1988-1990; Director of Phase Management of that Group, 1985-1988; Budget Review Officer of the American Baptist Churches/USA since 1994; Director of the American Baptist Foundation since 1985; Trustee of Brown University; Trustee of Churchill Cash Reserves Trust since 1985, of Tax-Free Trust of Arizona since 1986, of Churchill Tax-Free Fund of Kentucky and Tax-Free Fund of Colorado since 1987 and of Tax-Free Fund For Utah since 1994.

Cornelius T. Ryan, Trustee, c/o Oxford Partners, 315 Post Road
West, Westport, Connecticut, 06880

General Partner of Oxford Partners, a group of investment venture capital partnerships; General Partner of Oxford Bioscience Partners, and President of Oxford Venture Corporation, an affiliated administrative company, since 1980; Trustee of Prime Cash Fund (which is inactive) since 1983 and of Aquila Rocky Mountain Equity Fund since 1996; President of AMR International, Inc., a management training and publishing company, 1978-1980; Director of Schuster Fund, Inc., 1972-1980;President of GTE New Ventures Corporation, 1974-1978; Vice President, Corporation Development, of GTE Corporation, 1974-1978; President and a founder of Randolph Computer Corporation, 1965-1974; Director of Neuberger & Berman Equity Funds, since 1988.

Charles E. Childs, III, Senior Vice President, 380 Madison
Avenue, New York, New York 10017

Vice President - Administration and formerly Assistant Vice President and Associate of the Administrator since 1987; Vice President or Assistant Vice President of the Money Funds since 1988; Northeastern University, 1986-1987 (M.B.A., 1987);
Financial Analyst, Unisys Corporation, 1986; Associate Analyst at National Economic Research Associates, Inc. (NERA), a micro-economic consulting firm, 1979-1985.

Diana P. Herrmann, Vice President, 380 Madison Avenue, New York, New York
10017

Senior Vice President and Secretary and formerly Vice President of the Administrator since 1986 and Director since 1984; Trustee of Tax-Free Trust of Arizona and Tax-Free Trust of Oregon since 1994 and of Churchill Cash Reserves Trust since 1995; Vice President of InCap Management Corporation since 1986 and Director since 1983; Senior
Vice President or Vice President and formerly Assistant Vice President of the Money Funds since 1986; Vice President of Prime Cash Fund (which is inactive), since 1986, of Cascades Cash Fund 1989-1994, and of Short Term Asset Reserves, 1986-1988; Assistant Vice President of Oxford Cash Management Fund, 1986-1988; Vice President and formerly Loan Officer of European American Bank, 1981-1986; daughter of the Trust's
President; Trustee of the Leopold Schepp Foundation (academic scholarships) since 1995; actively involved in mutual fund and trade associations and in college and other volunteer organizations.

John M. Herndon, Vice President and Assistant Secretary, 380
Madison Avenue, New York, New York 10017

Assistant Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1995 and Vice President of the Aquila Money-Market Funds since 1990; Vice President of the Administrator since 1990; Investment Services Consultant and Bank Services Executive of Wright Investors' Service, a registered investment adviser, 1983-1989; Member of the American Finance Association, the Western Finance Association and the Society of Quantitative Analysts.

Rose F. Marotta, Chief Financial Officer, 380 Madison Avenue, New
York, New York 10017

Chief Financial Officer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1991 and Treasurer, 1981-1991; Treasurer and Director of STCM Management Company, Inc., since 1974; Treasurer of Trinity Liquid Assets Trust, 1982-1986 and of Oxford Cash Management Fund, 1982-1988; Treasurer of InCap Management Corporation since 1982, of the Sub-Adviser since 1984 and of the Distributor since 1985.

Richard F. West, Treasurer, 380 Madison Avenue, New York, New
York 10017

Treasurer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds and of Aquila Distributors, Inc. since 1992; Associate Director of Furman Selz Incorporated, 1991-1992; Vice President of Scudder, Stevens & Clark, Inc. and Treasurer of Scudder Institutional Funds, 1989-1991; Vice President of Lazard Freres Institutional Funds Group, Treasurer of Lazard Freres Group of Investment Companies and HT Insight Funds, Inc., 1986-1988; Vice President of Lehman Management Co., Inc. and Assistant Treasurer of Lehman Money-Market Funds, 1981-1985; Controller of Seligman Group of Investment Companies, 1960-1980.

Edward M. W. Hines, Secretary, 551 Fifth Avenue, New York, New
York 10176

Partner of Hollyer Brady Smith Troxell Barrett Rockett Hines & Mone LLP, attorneys, since 1989 and counsel, 1987-1989; Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1982; Secretary of Trinity Liquid Assets Trust, 1982-1985 and Trustee of that Trust, 1985-1986; Secretary of Oxford Cash Management Fund, 1982-1988.

Patricia A. Craven, Assistant Secretary & Compliance Officer, 380
Madison Avenue, New York, New York 10017

Assistant Secretary of the Aquila Money-Market Funds and the
Aquila Bond and Equity Funds since 1995; Counsel to the
Administrator and the Distributor since 1995; formerly a Legal
Associate for Oppenheimer Management Corporation, 1993-1995.

Compensation of Trustees

      The Trust does not pay fees to Trustees affiliated with the Administrator or to any of the Trust's officers. During the fiscal year ended June 30, 1996, the Trust paid $25,452 in fees and reimbursement of expenses to its other Trustees. The Trust is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and two equity funds. The following table lists the compensation of all Trustees who received compensation from the Trust and the compensation they received during the Trust's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.

[CAPTION]

                                   Compensation        Number of
                                   from all            boards on
               Compensation        funds in the        which the
               from the            Aquilasm            Trustee
Name           Trust               Group               now serves

Paul Y.
Clinton        $2,840              $7,996              3

Robert L.
Krakoff        $1,450              $2,100              2

Theodore T.
Mason          $938                $42,341             7

Anne J.
Mills          $2,075              $30,364             6

Cornelius T.
Ryan           $1,375              $5,650              2





      ADDITIONAL INFORMATION AS TO MANAGEMENT ARRANGEMENTS

Additional Information as to the Advisory Agreement

     The Investment Advisory Agreement (the "Advisory Agreement") between the Trust and STCM Management Company, Inc. (the
"Adviser") contains the provisions described below, in addition to those described in the Prospectus.

     In connection with its duties to arrange for the purchase and sale of the Trust's portfolio securities, the Adviser shall select such broker-dealers ("dealers") as shall, in the Adviser's judgment, implement the policy of the Trust to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Adviser shall cause the Trust to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Adviser determines that better price or execution may be obtained by paying such commissions; the Trust expects that most transactions will be principal transactions at net prices and that the Trust will incur little or no brokerage costs. The Trust understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Trust or any other investment company or companies having the Adviser as its investment adviser or having the same sub-adviser, administrator or principal underwriter as the Trust. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Trust recognizes that no dollar value can be placed on such research services or on execution services, that such research services may or may not be useful to the Trust and/or other accounts of the Adviser, and that research received by such other accounts may or may not be useful to the Trust.

     The expense limitation referred to in the Prospectus, if in effect, is implemented monthly so that at no time is there any unpaid liability under the limitation, subject to readjustment during the year.

     The Advisory Agreement may be terminated by the Adviser at any time without penalty upon giving the Trust sixty days' written notice, and may be terminated by the Trust at any time without penalty upon giving the Adviser sixty days' written notice, provided that such termination by the Trust shall be directed or approved by the vote of a majority of all its Trustees in office at the time or by the vote of the holders of a majority (as defined in the 1940 Act) of its voting securities at the time outstanding and entitled to vote; it automatically terminates in the event of its assignment (as so defined).

     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable for any loss sustained by the adoption of any investment policy or the purchase, sale or retention of any security and permits the Adviser to act as investment adviser for any other person, firm or corporation. The Trust agrees to indemnify the Adviser to the full extent permitted under the Trust's Declaration of Trust as presently in effect, and by the 1940 Act.

     The Advisory Agreement states that it is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the Securities Act of 1933 and the 1940 Act, except for the information supplied by the Adviser for inclusion therein.

     During the fiscal year ended June 30, 1996, the Trust accrued $3,673 in favor of the Adviser under the Advisory Agreement and $2,775 in favor of the Administrator under the Administration Agreement. All such fees were waived. The expense limitation provisions in the Advisory and Administration Agreements in effect, would in any event have precluded any of such fees during the last fiscal year. The Administrator also reimbursed the Trust $73,338 to comply with the expense limitation, $14,519 pursuant to the agreement regarding total expenses of the Trust and $3,635 voluntarily, totaling $91,492. During the fiscal year ended June 30, 1995, the Trust accrued $3,924 in favor of the Adviser under the Advisory Agreement and $2,943 in favor of the Administrator under the Administration Agreement. All such fees were waived. The expense limitation provisions in the Advisory and Administration Agreements in effect would in any event have precluded any of such fees during that fiscal year. In addition, the Administrator reimbursed the Trust $64,713 to comply with the expense limitation described in the Prospectus, $14,732 pursuant to the agreement regarding total expenses of the Trust, described in the Prospectus and $3,960 voluntarily, totaling $83,405. During the fiscal year ended June 30, 1994, the Trust accrued $3,583 in favor of the Adviser under the Advisory Agreement and $2,687 in favor of the Administrator under the Administration Agreement. All such fees were waived. The expense limitation provisions in the Advisory and Administration Agreements would in any event have precluded any of such fees during the last fiscal year. For the fiscal year ended June 30, 1994, the Administrator reimbursed the Trust for expenses in the amount of $73,123.

Additional Information as to the Administration Agreement

     The Administration Agreement (the "Administration
Agreement") between Aquila Management Corporation, as
Administrator, and the Trust contains the provisions described below in addition to those described in the Prospectus.

     Subject to the control of the Trust's Board of Trustees, the Administrator provides all administrative services to the Trust other than those relating to the Trust's investment portfolio and the maintenance of the Trust's accounting books and records (see below for discussion); as part of such duties, the Administrator
(i) provides office space, personnel, facilities, and equipment for the performance of the following functions and for the maintenance of the Trust's headquarters; (ii) oversees all relationships between the Trust and the Trust's transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation and for the sale, servicing, or redemption of the Trust's shares;
(iii) provides to the Adviser and to the Trust statistical and other factual information and advice regarding economic factors and trends, but does not generally furnish advice or make recommendations regarding the purchase or sale of securities;
(iv) maintains the Trust's books and records (other than accounting books and records), and prepares (or assists counsel and auditors in the preparation of) all required proxy statements, reports to the Trust's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversees the Trust's insurance relationships; (v) prepares, on the Trust's behalf, such applications and reports as may be necessary to register or maintain the Trust's registration or that of its shares under the securities or Blue-Sky laws of all such jurisdictions as may be required from time to time; and (vi) responds to any inquiries or other communications from the Trust's shareholders and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Trust's shareholder servicing and transfer agent or distributor, oversees such shareholder servicing and transfer agent's or distributor's response thereto. Since the Trust pays its own legal and audit expenses, to the extent that the Trust's counsel and accountants prepare or assist in the preparation of prospectuses, proxy statements and reports to shareholders, the costs of such preparation or assistance are paid by the Trust.

     The expense limitation referred to in the Prospectus, if in effect, is implemented monthly so that at no time is there any unpaid liability under the limitation, subject to readjustment during the year.

     The Administration Agreement may be terminated at any time without penalty by the Administrator upon sixty days' written notice to the Trust and the Adviser; it may be terminated by the Trust at any time without penalty upon giving the Administrator sixty days' written notice, provided that such termination by the Trust shall be directed or approved by a vote of a majority of the Trust's Trustees in office at the time, including a majority of Independent Trustees. In either case the notice provision may be waived.

     The Administration Agreement provides that the Administrator shall not be liable for any error in judgment or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Administrator in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Administration Agreement. The Trust agrees to indemnify the Administrator to the full extent permitted by the Trust's Declaration of Trust and the 1940 Act.

                    AMORTIZED COST VALUATION

     The Trust operates under Rule 2a-7 under the 1940 Act, which permits it to value its portfolio on the basis of amortized cost. The amortized cost method of valuation is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

     While the amortized cost method provides certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price the Trust would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Trust's shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. The converse would apply in a period of rising interest rates.

     Under the Rule, the Board of Trustees must establish, and has established, procedures (the "Procedures") designed to stabilize at $1.00, to the extent reasonably possible, the Trust's price per share as computed for the purpose of sales and redemptions. Such procedures must include review of the Trust's portfolio holdings by the Board of Trustees at such intervals as they may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the Trust's net asset value calculated by using available market quotations deviates from the per share value based on amortized cost. "Available market quotations" may include actual market quotations (valued at the mean between bid and asked prices), estimates of market value reflecting current market conditions based on quotations or estimates of market value for individual portfolio instruments or values obtained from yield data relating to a directly comparable class of securities published by reputable sources.

     Under Rule 2a-7, if the extent of any deviation between the net asset value per share based upon "available market quotations" (see above) and the net asset value per share based on amortized cost exceeds $0.005, the Board of Trustees must promptly consider what action, if any, will be initiated. When the Board of Trustees believes that the extent of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a net asset value per share using available market quotations.

     The Procedures include changes in the dividends payable by the Trust under specified conditions, as described below under "Computation of Daily Dividends." This portion of the Procedures provides that actions that the Trustees would consider under certain circumstances can be taken automatically.


                 COMPUTATION OF DAILY DIVIDENDS

     Under the Procedures which the Trust's Board of Trustees has adopted relating to "amortized cost" valuation, the calculation of the Trust's daily dividends will change under certain circumstances from that indicated in the Prospectus. If on any day the deviation between net asset value determined on an amortized cost basis and that determined using market quotations is $0.003 or more, the amount of such deviation will be added to or subtracted from the daily dividend to the extent necessary to reduce such deviation to within $0.003.

     If on any day there is insufficient net income to absorb any such reduction, the Board of Trustees would be required under the Rule to consider taking other action if the deviation, after eliminating the dividend for that day, exceeds of $0.005. One of the actions which the Board of Trustees might take could be the elimination or reduction of dividends for more than one day.

                    AUTOMATIC WITHDRAWAL PLAN

     You may establish an Automatic Withdrawal Plan under which you will receive a monthly or quarterly check in a stated amount, not less than $50, if you own or purchases shares of the Trust having a net asset value of at least $5,000. Stock certificates will not be issued for shares held under an Automatic Withdrawal Plan. All dividends must be reinvested.

     Shares will be redeemed on the last business day of the month as may be necessary to meet withdrawal payments. Shares acquired with reinvested dividends will be redeemed first to provide such withdrawal payments and thereafter other shares will be redeemed to the extent necessary, and, depending upon the amount withdrawn, your principal may be depleted.

     Redemption of shares for withdrawal purposes may reduce or even liquidate your account. Monthly or quarterly payments paid to shareholders may not be considered as a yield or income on investment.




                       GENERAL INFORMATION

Background of the Trust

     Capital Cash Management Trust is one of the oldest
Money-Market mutual funds in the United States. It has served a wide range of investors for over 20 years, producing competitive results for individuals, churches, endowments, schools, bank trust departments and corporations.

Information about 5% shareholders

     As of October 3, 1996 the following persons owned more than 5% of the Trust's outstanding shares:

     William J. Boyle and Margaret M. Boyle, JTWROS, 99,923 shares (5.6%); In addition, the Trustees and officers of the Trust owned 527,608 shares (29.6%), of which 378,069 shares (21.2%) are held as follows: by Aquila Management Corp., 395 shares, by Aquila Distributors, Inc., 81,357 shares, by Lacy B. Herrmann and Elizabeth B. Herrmann, 196,461 shares and by Elizabeth B. Herrmann 99,856 shares. See "Trustees and Officers" above for information about Mr. Herrmann, and "Information as to the Adviser, the Administrator and the Distributor" in the Prospectus for information about Aquila Management Corporation.

Net Asset Value Per Share

     As indicated in the Prospectus, the net asset value per share of the Trust's shares will be determined on each day that the New York Stock Exchange is open. That Exchange annually announces the days on which it will not be open; the most recent announcement indicates that it will not be open on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, that Exchange may close on days not included in that announcement.

Indemnification of Shareholders and Trustees

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust does, however, contain an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust's property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Trust itself would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Custodian and Auditors

     The Trust's Custodian, Bank One Trust Company, N.A., is responsible for holding the Trust's assets.

     The Trust's auditors, KPMG Peat Marwick LLP, perform an annual audit of the Trust's financial statements.

Financial Statements

     The financial statements of the Trust for the fiscal year ended June 30, 1996, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into the Additional Statement. Those financial statements have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon is incorporated herein by reference.



                           APPENDIX A

     NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS

Bond Ratings

     At the date of this Additional Statement there are six organizations considered as Nationally Recognized Statistical Rating Organizations ("NRSROs") for purposes of Rule 15c3-1 under the Securities Exchange Act of 1934. Their names, a brief summary of their respective rating systems, some of the factors considered by each of them in issuing ratings and their individual procedures are described below.


STANDARD AND POOR'S CORPORATION

     Commercial paper consists of unsecured promissory notes issued to raise short-term funds. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. S&P's commercial paper ratings are graded into several categories from "A-1" for the highest-quality obligations (which can also have a plus (+) sign designation) to "D" for the lowest. The two highest categories are:

     A-1: This highest category indicates the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated
     A-1.

     An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based, in varying degrees, on the following considerations:

     1) Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligations;

     2) Nature of and provisions of the obligation; and

     3) Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The two highest categories are:

     AAA: Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a degree.


MOODY'S INVESTORS SERVICE

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated. The two highest categories are:

     Prime-1: Issuers rated P-1 have a superior ability for repayment of senior short-term debt obligations, evidenced by the following characteristics:

          * Leading market positions in well-
          established industries.

          * High rates of return on funds employed.

          * Conservative capital structure with
          moderate reliance on debt and ample asset protection.

          * Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          * Well-established access to a range of
          markets and assured sources of alternative liquidity.

     Prime-2: Issuers rated P-2 have a strong ability for repayment of senior short-term debt obligations, evidenced by the above-mentioned characteristics, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
     Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Corporate bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by large or exceptionally stable margin and principal is secure. Corporate bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.


DUFF & PHELPS, INC.

     The ratings apply to all obligations with maturities of under one year, including commercial paper, the unsecured portion of certificates of deposit, unsecured bank loans, master notes, bankers' acceptances, irrevocable letters of credit and current maturities of long-term debt. The two highest categories are:

     D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

     D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     D-1 -: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are very small.

     Long-term debt rated AAA represents the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt. Debt rated AA represents high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.


IBCA

     In determining the creditworthiness of financial institutions, IBCA assigns ratings within the following categories: Legal, Individual, Short and Long Term. A legal rating deals solely with the question of whether an institution would receive support if it ran into difficulties and not whether it is "good" or "bad". An individual rating looks purely at the strength of a financial institution without receiving any support. Short and long-term ratings assess the borrowing capabilities and the capacity for timely repayment of debt obligations. A short-term rating relates to debt which has a maturity of less than one year, while a long-term rating applies to a instrument of longer duration. The legal ratings are:

     1: A bank for which there is a clear legal guarantee on the part of its home state to provide any necessary support or a bank of such importance both internationally and domestically that support from the state would be forthcoming, if necessary.

     2: A bank for which there is no legal obligation on the part of its sovereign entity to provide support but for which state support would be forthcoming, for example, because of its importance to the total economy or its historic relationship with the government.

The individual ratings are:

     A: A bank with a strong balance sheet, favorable credit profile and a consistent record of above average profitability.

     B: A bank with a sound credit profile and without significant problems. The bank's performance has generally been in line with or better than that of its peers.

     The short-term ratings are:

     A-1+: Obligations supported by the highest capacity for timely repayment.

     A-1: Obligations supported by a very strong capacity for timely repayment.

     A-2: Obligations supported by a very strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     The long-term ratings are:

     AAA: Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk.

     AA: Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial.
     Adverse changes in business, economic or financial conditions may increase investment risk albeit not significantly.


Thomson BankWatch, Inc. (TBW)

     The TBW short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. TBW's two highest short-term ratings are:

     TBW-1: Indicates a very high degree of likelihood that principal and interest will paid on a timely basis.

     TBW-2: While the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     The TBW long-term rating specifically assess the likelihood of an untimely repayment of principal or interest over the term to maturity of the rated instrument. TBW's two highest long-term ratings are:

     AAA: Indicates ability to repay principal and interest on a timely basis is very strong.

     AA: Indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.


Fitch Investors Service, Inc.

     The Fitch short-term ratings apply to debt obligations that are payable on demand which include commercial paper, certificates of deposit, medium-term notes and municipal and investment notes. Short-term ratings places greater emphasis than long-term ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Fitch short-term ratings are:

     F-1+: Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

     The Fitch long-term rating represents their assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality. The Fitch long-term rating are:

     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong.

Investment Adviser
  STCM MANAGEMENT COMPANY, INC.
  380 Madison Avenue, Suite 2300
  New York, NY 10017

Administrator
  AQUILA MANAGEMENT CORPORATION
  380 Madison Avenue, Suite 2300
  New York, New York 10017

Distributor
  AQUILA DISTRIBUTORS, INC.
  380 Madison Avenue, Suite 2300
  New York, New York 10017

Trustees
  Lacy B. Herrmann, Chairman
  Theodore T. Mason, Vice President
  Paul Y. Clinton
  Robert L. Krakoff
  Anne J. Mills
  Cornelius T. Ryan

Officers
  Lacy B. Herrmann, President
  Charles E. Childs, III, Senior Vice President
  Diana P. Herrmann, Vice President
  John M. Herndon, Vice President & Assistant Secretary
  Rose F. Marotta, Chief Financial Officer
  Richard F. West, Treasurer
  Edward M.W. Hines, Secretary
  Patricia A. Craven, Assistant Secretary

Transfer and Shareholder Servicing Agent
  ADMINISTRATIVE DATA MANAGEMENT CORP.
  581 Main Street
  Woodbridge, New Jersey 07095-1198

Custodian
  BANK ONE TRUST COMPANY, N.A.
  100 East Broad Street
  Columbus, Ohio 43271

Independent Auditors
  KPMG PEAT MARWICK LLP
  345 Park Avenue
  New York, New York 10154

Legal Counsel
  HOLLYER BRADY SMITH TROXELL
    BARRETT ROCKETT HINES & MONE LLP
  551 Fifth Avenue
  New York, New York 10176


CAPITAL CASH
MANAGEMENT TRUST

A cash
management
investment

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STATEMENT OF
ADDITIONAL
INFORMATION

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One of the
Aquilasm Group of Funds